TIFF Investment Program, Inc. (“TIP”)
Supplement dated April 29, 2011
to the Prospectus dated April 29, 2011

TIFF Multi-Asset Fund
TIFF International Equity Fund
TIFF US Equity Fund
TIFF Short-Term Fund

For investors who are not non-profit organizations, the following supplements similar language under the heading Fund Performance — Average Annual Total Returns in each fund summary section of the prospectus.

 Average Annual Total Returns (for periods ended 12/31/10)
The table below illustrates the changes in the funds’ yearly performance and shows how each fund’s average returns for one year, five years, ten years, and since fund inception, which reflect the deduction of entry and exit fees from a member’ s account, compared with selected benchmarks. Past performance (before and after taxes) is not necessarily an indication of how the funds will perform in the future.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes.  Actual after-tax returns depend upon a member’s tax situation and may differ from those shown.

	One Year	Five Years	Ten Years	Since Inception	Fund Inception
TIFF Multi-Asset Fund					3/31/1995

Return before Taxes	12.06%	7.16%	7.57%	8.47%
Return after Taxes on Distributions	10.43%	5.50%	6.19%	6.69%
Return after Taxes on Distributions and Sale of Fund Shares	7.96%	5.36%	5.90%	6.42%

Benchmark Returns
MSCI All Country World Index (does not reflect fees, expenses or taxes)	12.67%	3.44%	3.20%	6.61%
Consumer Price Index (“CPI”) + 5% per annum (does not reflect fees, expenses or taxes)	6.56%	7.28%	7.44%	7.48%
Multi-Asset Fund Constructed Index * (does not reflect taxes)	11.37%	5.39%	6.03%	7.96%

*Performance of the Multi-Asset Fund Constructed Index generated after June 30, 2009, is reduced by 0.20% per annum, prorated monthly, which reflects an estimate of the costs of investing in the Constructed Index’s segments.  The performance of the Multi-Asset Fund Constructed Index would increase in the absence of a 0.20% reduction.

	One Year	Five Years	Ten Years	Since Inception	Fund Inception
TIFF International Equity Fund					5/31/1994

Return before Taxes	11.23%	5.65%	6.73%	7.09%
Return after Taxes on Distributions	10.01%	3.78%	5.55%	5.71%
Return after Taxes on Distributions and Sale of Fund Shares	7.72%	4.26%	5.48%	5.62%

Benchmark Returns
MSCI All Country World Index ex US (does not reflect fees, expenses or taxes)	11.15%	4.82%	5.54%	6.00%

	One Year	Five Years	Ten Years	Since Inception	Fund Inception
TIFF US Equity Fund					5/31/1994

Return before Taxes	13.96%	3.14%	3.50%	8.97%
Return after Taxes on Distributions	13.87%	2.04%	2.78%	6.88%
Return after Taxes on Distributions and Sale of Fund Shares	9.18%	2.41%	2.86%	6.87%

Benchmark Returns
Wilshire 5000 Total Market Index (does not reflect fees, expenses or taxes)	17.87%	3.21%	2.66%	8.57%

	One Year	Five Years	Ten Years	Since Inception	Fund Inception
TIFF Short-Term Fund					5/31/1994

Return before Taxes	0.03%	2.57%	2.49%	3.76%
Return after Taxes on Distributions	0.02%	1.77%	1.56%	2.29%
Return after Taxes on Distributions and Sale of Fund Shares	0.02%	1.72%	1.57%	2.30%

Benchmark Returns
BofA Merrill Lynch US 6-Month Treasury Bill Index (does not reflect fees, expenses or taxes)	0.37%	2.97%	2.78%	3.89%
BofA Merrill Lynch US 6-Month Treasury Bill Index minus 50 basis points (does not reflect taxes)	-0.14%	2.46%	2.27%	3.38%

For investors who are not non-profit organizations, the following supplements the information under the heading Tax Considerations in the prospectus.

Additional Tax Considerations

Each fund intends to qualify each year as a regulated investment company under the Internal Revenue Code.  As a regulated investment company, a fund generally pays no federal income tax on the income and gains it distributes to members.

In general, for members who are taxable investors, fund distributions are taxable to such members as ordinary income, capital gains, or some combination of both.  This is true whether the distributions are reinvested in additional fund shares or taken in cash.

For federal income tax purposes, fund distributions of short-term capital gains are taxable as ordinary income.  Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long a member has owned the shares.  With respect to taxable years of a fund beginning before January 1, 2013, unless such provision is extended or made permanent, a portion of income dividends designated by a fund may be qualified dividend income eligible for taxation by individual members at long-term capital gain rates, provided certain holding period requirements are met.

If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

If a taxable member invests in a fund shortly before the record date of a capital gains or ordinary income distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, except to the extent the distribution represents a return of capital for tax purposes, the member will receive some of his or her investment back in the form of a taxable distribution.  This is sometimes referred to as “buying a dividend.”

Every year, members who are taxable investors will receive a statement that shows the tax status of distributions received the previous calendar year.  The funds may reclassify income after tax reporting statements have been mailed to members.  Prior to issuing tax statements, the funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to members.  However, when necessary, a fund will send corrected Forms 1099-DIV to reflect reclassified information.

A sale or redemption of fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  For tax purposes, an exchange of fund shares for shares of a different TIP fund is the same as a sale.

By law, if a member does not provide a fund with a proper taxpayer identification number and certain required certifications, the member may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of shares.  A fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund distributions and gains from the sale or exchange of fund shares generally are subject to state and local taxes.

This discussion of Additional Tax Considerations is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, a purchaser should consult a tax professional about federal, state, local, or foreign tax consequences before making an investment in a fund.